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                                                                    Exhibit 10.1

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                           RECEIVABLES SALE AGREEMENT

                             DATED AS OF MAY 1, 2000


                                     BETWEEN


                        OMNOVA SOLUTIONS INC., AS SELLER,



                                       AND


                    OMNOVA RECEIVABLES CORPORATION, AS BUYER

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                                TABLE OF CONTENTS
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ARTICLE I. AMOUNTS AND TERMS OF THE PURCHASES

         Section 1.1       Purchases of Receivables...............................................................2
         Section 1.2       Payment for the Purchases..............................................................3
         Section 1.3       Purchase Price Credit Adjustments......................................................4
         Section 1.4       Payments and Computations, Etc.........................................................5
         Section 1.5       Transfer of Records....................................................................5
         Section 1.6       Characterization.......................................................................6

ARTICLE II. REPRESENTATIONS AND WARRANTIES

         Section 2.1       Representations and Warranties of OMNOVA...............................................6

ARTICLE III. CONDITIONS OF PURCHASES

         Section 3.1       Conditions Precedent to Initial Purchase..............................................10
         Section 3.2       Conditions Precedent to All Purchases.................................................10

ARTICLE IV. COVENANTS

         Section 4.1       Affirmative Covenants of OMNOVA.......................................................10
         Section 4.2       Negative Covenants of OMNOVA..........................................................14

ARTICLE V. TERMINATION EVENTS

         Section 5.1       Termination Events....................................................................15
         Section 5.2       Remedies..............................................................................16

ARTICLE VI. INDEMNIFICATION

         Section 6.1       Indemnities by OMNOVA.................................................................17
         Section 6.2       Other Costs and Expenses..............................................................19
         Section 6.3       Additional Indemnification Obligations................................................19
         Section 6.4       Defense of Claims.....................................................................19

ARTICLE VII. MISCELLANEOUS

         Section 7.1       Waivers and Amendments................................................................20
         Section 7.2       Notices...............................................................................20
         Section 7.3       Protection of Ownership Interests of Buyer............................................21
         Section 7.4       Confidentiality.......................................................................21
         Section 7.5       Bankruptcy Petition...................................................................22
         Section 7.6       CHOICE OF LAW.........................................................................22
         Section 7.7       CONSENT TO JURISDICTION...............................................................22
         Section 7.8       WAIVER OF JURY TRIAL..................................................................22
         Section 7.9       Integration; Binding Effect; Survival of Terms........................................23
         Section 7.10      Counterparts; Severability; Section References........................................23
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                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibit I         Definitions
Exhibit II Chief Executive Office; Places of Business; Locations of Records; Federal Employer Identification Number(s); Other Names
Exhibit III       Lock-boxes; Collection Accounts; Collection Banks
Exhibit IV        Form of Compliance Certificate
Exhibit V         Credit and Collection Policy
Exhibit VI        Form of Subscription Agreement
                  Annex A  Articles of Incorporation
                  Annex B  Regulations (i.e., By-Laws)
Exhibit VII       Form of Subordinated Note

Schedule A        Documents to be Delivered to the Buyer on or prior to the
                  Initial Purchase (Except Where Otherwise Noted)


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                           RECEIVABLES SALE AGREEMENT


                  THIS RECEIVABLES SALE AGREEMENT, dated as of May 1, 2000, is by and between OMNOVA Solutions Inc., an Ohio corporation ("OMNOVA"), and OMNOVA Receivables Corporation, an Ohio corporation ("BUYER"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in EXHIBIT I.


                             PRELIMINARY STATEMENTS

                           OMNOVA now owns, and from time to time hereafter will own, Receivables. OMNOVA wishes to sell and assign to Buyer, and Buyer wishes to purchase from OMNOVA, all of OMNOVA's right, title and interest in and to such Receivables, together with the Related Security and Collections with respect thereto.

                           OMNOVA and Buyer intend the transactions contemplated hereby to be true sales of the Receivables from OMNOVA to Buyer, providing Buyer with the full benefits of ownership of the Receivables, and OMNOVA and Buyer do not intend these transactions to be, or for any purpose to be characterized as, loans from Buyer to OMNOVA.

                           Upon each purchase of Receivables from OMNOVA, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement dated as of May 1, 2000 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "PURCHASE AGREEMENT") among Buyer, OMNOVA, as Servicer, Falcon Asset Securitization Corporation ("FALCON"), the financial institutions from time to time party thereto as "FINANCIAL INSTITUTIONS" and Bank One, NA or any successor agent appointed pursuant to the terms of the Purchase Agreement, as agent for Falcon and such Financial Institutions (in such capacity, the "AGENT").



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                                   ARTICLE I.
                       AMOUNTS AND TERMS OF THE PURCHASES

     Section 1.1 PURCHASES OF RECEIVABLES.

         (a) Effective on the date of the initial Purchase hereunder, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, OMNOVA does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from OMNOVA, all of OMNOVA's right, title and interest in and to all Receivables existing as of the date of such initial Purchase and all Receivables thereafter arising, together, in each case, with all Related Security relating thereto and all Collections thereof; PROVIDED, HOWEVER, that in no event shall Buyer be obligated to purchase, or OMNOVA be obligated to sell, any Receivable arising after the Purchase Termination Date. In accordance with the preceding sentence, on the date of the initial Purchase, Buyer shall acquire all of OMNOVA's right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to such Purchase, together with all Related Security relating thereto and all Collections thereof and on each Business Day thereafter through and including the Purchase Termination Date, Buyer shall acquire all of OMNOVA's right, title and interest in and to all Receivables which were not previously purchased by Buyer hereunder upon the creation of such Receivables (together with all Related Security relating thereto and all Collections thereof); PROVIDED that, in each case, the acquisition by Buyer of such right, title and interest of OMNOVA in connection with each Purchase hereunder is conditioned upon and subject to OMNOVA's receipt of the Purchase Price therefor in accordance with SECTION 1.2. In connection with consummation of any Purchase hereunder, Buyer may request that OMNOVA deliver, and OMNOVA shall deliver, such approvals, opinions, information, reports or documents as Buyer may reasonably request.

         (b) It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a "sale of accounts" (as such term is used in Article 9 of the UCC), which sales are absolute and irrevocable and provide Buyer with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed pursuant to SECTION 1.3, each sale of Receivables hereunder is made without recourse to OMNOVA; PROVIDED, HOWEVER, that (i) OMNOVA shall be liable to Buyer for all representations, warranties and covenants made by OMNOVA pursuant to the terms of the Transaction Documents to which OMNOVA is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of OMNOVA or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of OMNOVA. In view of the intention of the parties hereto that the Purchases of Receivables made hereunder shall constitute sales of such Receivables rather than loans secured thereby, OMNOVA agrees that it will, on or prior to May 31, 2000, mark its master data processing records relating to the Receivables with a legend stating that such Receivables have been sold and that Bank One, NA, as Agent, is now the owner of undivided interests therein and to note in its financial statements that such Receivables have been sold.

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Upon the request of Buyer or the Agent (as Buyer's assignee), OMNOVA will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

     Section 1.2 PAYMENT FOR THE PURCHASES.

         (a) The Purchase Price for the initial Purchase of Receivables shall be payable in full by Buyer to OMNOVA on the date of such initial Purchase, and shall be paid to OMNOVA in the following manner:

                  (i) by delivery of immediately available funds, to the extent of funds made available to Buyer in connection with its subsequent sale of an interest in such Receivables to the Purchasers under the Purchase Agreement; PROVIDED that a portion of such funds shall be offset by amounts owed by OMNOVA to Buyer on account of the issuance of equity in the manner contemplated in the Subscription Agreement and having a total value of not less than the Required Capital Amount, and

                  (ii) the balance, by borrowing a subordinated revolving loan from OMNOVA (each, a "SUBORDINATED LOAN") and delivering the proceeds thereof to OMNOVA, in an amount not to exceed the lesser of (A) the remaining unpaid portion of such Purchase Price, and (B) the maximum Subordinated Loan that could be borrowed without causing Buyer's Net Worth to fall below the Required Capital Amount. OMNOVA is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each Subordinated Loan made thereunder, as well as the date of each payment with respect thereto, PROVIDED that the failure to make such notation shall not affect any obligation of Buyer thereunder.

         (b) The Purchase Price for each Purchase after the initial Purchase shall be due and owing in full by Buyer to OMNOVA or its designee on the date of such Purchase (except that Buyer may, with respect to any such Purchase, offset against such Purchase Price any amounts owed by OMNOVA to Buyer hereunder and which have become due but remain unpaid) and shall be paid to OMNOVA in the manner provided in the following paragraphs (c), (d) and (e).

         (c) With respect to any Purchase after the initial Purchase hereunder, Buyer shall pay the Purchase Price therefor on the next subsequent Settlement Date in accordance with SECTION 1.2(e) and in the following manner:

                  FIRST, by delivery of immediately available funds, to the extent of funds available to Buyer from its subsequent sale of an interest in the Receivables

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         to the Agent for the benefit of the Purchasers under the Purchase
         Agreement or other cash on hand;

                  SECOND, by delivery of the proceeds of a Subordinated Loan, PROVIDED that the making of any such Subordinated Loan shall be subject to the provisions set forth in SECTION 1.2(a)(II); and

                  THIRD, unless OMNOVA has declared the Purchase Termination Date to have occurred pursuant to SECTION 5.2, by accepting a contribution to its capital pursuant to the Subscription Agreement in an amount equal to the remaining unpaid balance of such Purchase Price.

Subject to the limitations set forth in SECTION 1.2(a)(II), OMNOVA irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Purchase Termination Date. The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of the Subordinated Note and shall be payable solely from funds which Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Purchasers.

                  (d) From and after the Purchase Termination Date, OMNOVA shall not be obligated to (but may, at its option): (i) sell Receivables to Buyer, or
(ii) contribute Receivables to Buyer's capital pursuant to clause third of
SECTION 1.2(c) unless OMNOVA reasonably determines that the Purchase Price therefor will be satisfied with funds available to Buyer from sales of interests in the Receivables pursuant to the Purchase Agreement, Collections, proceeds of Subordinated Loans or otherwise.

                  (e) Although the Purchase Price for each Purchase after the initial Purchase shall be due and payable in full by Buyer to OMNOVA on the date of such Purchase, settlement of the Purchase Price between Buyer and OMNOVA shall be effected on a monthly basis on Settlement Dates with respect to all Purchases within the same Calculation Period and based on the information contained in the Monthly Report delivered by the Servicer pursuant to ARTICLE VIII of the Purchase Agreement for the Calculation Period then most recently ended. Although settlement shall be effected on Settlement Dates, increases or decreases in the amount owing under the Subordinated Note made pursuant to
SECTION 1.2(c) and any contribution of capital by OMNOVA to Buyer made pursuant to SECTION 1.2(c) shall be deemed to have occurred and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

     Section 1.3 PURCHASE PRICE CREDIT ADJUSTMENTS.  If on any day:

                  (a) the Outstanding Balance of a Receivable is:

                           (i) reduced as a result of any defective or rejected
                  goods or services, any discount or any adjustment or otherwise by OMNOVA (other than cash Collections on account of the Receivables),



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                           (ii) reduced or canceled as a result of a setoff in
                  respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

                  (b) any of the representations and warranties set forth in
ARTICLE II are no longer true with respect to any Receivable,

then, in such event, Buyer shall be entitled to a credit (each, a "PURCHASE PRICE CREDIT") against the Purchase Price otherwise payable hereunder equal to the Outstanding Balance of such Receivable. If such Purchase Price Credit exceeds the Original Balance of the Receivables to be sold hereunder on any date of a Purchase, then OMNOVA shall pay the remaining amount of such Purchase Price Credit in cash within 5 Business Days thereafter, PROVIDED that if the Purchase Termination Date has not occurred, OMNOVA shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Subordinated Note.

         Section 1.4 PAYMENTS AND COMPUTATIONS, ETC. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of OMNOVA designated from time to time by OMNOVA or as otherwise directed by OMNOVA. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; PROVIDED, HOWEVER, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

         Section 1.5 TRANSFER OF RECORDS.

(a) In connection with the Purchases of Receivables hereunder, OMNOVA hereby sells, transfers, assigns and otherwise conveys to Buyer all of OMNOVA's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with any Purchase. In connection with such transfer, OMNOVA hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by OMNOVA to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by OMNOVA or is owned by others and used by OMNOVA under license agreements with respect thereto, PROVIDED that should the consent of any licensor of OMNOVA to such grant of the license described herein be required, OMNOVA hereby agrees that upon the request of Buyer (or the Agent as Buyer's assignee), OMNOVA will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.



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                  (b) OMNOVA (i) shall take such action requested by Buyer
and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from OMNOVA hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

         Section 1.6 CHARACTERIZATION. If, notwithstanding the intention of the parties expressed in SECTION 1.1(b), any sale or contribution by OMNOVA to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that each sale of Receivables hereunder shall constitute a true sale thereof, OMNOVA hereby grants to Buyer a duly perfected security interest in all of OMNOVA's right, title and interest in, to and under all Receivables now existing and hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account (each, as defined in the Purchase Agreement) and all proceeds of the foregoing, which security interest shall be prior to all other Adverse Claims thereto. After the occurrence of a Termination Event, Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 REPRESENTATIONS AND WARRANTIES OF OMNOVA. OMNOVA hereby represents and warrants to Buyer that:

                  (a) CORPORATE EXISTENCE AND POWEr. OMNOVA is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to so hold could not reasonably be expected to have a Material Adverse Effect and except in the Commonwealth of Massachusetts, in which jurisdiction, OMNOVA represents and warrants that it has filed all reports and paid all fees and taxes necessary to be back in good standing as a foreign corporation as of the date hereof.

                  (b) POWER AND AUTHORITY; DUE AUTHORIZATION EXECUTION AND DELIVERY. The execution and delivery by OMNOVA of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and OMNOVA's use of the proceeds of purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part.



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This Agreement and each other Transaction Document to which OMNOVA is a party has been duly executed and delivered by OMNOVA.

                  (c) NO CONFLICT. The execution and delivery by OMNOVA of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its articles of incorporation or Regulations (i.e., By-Laws), (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of OMNOVA or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (d) GOVERNMENTAL AUTHORIZATION. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by OMNOVA of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                  (e) ACTIONS, SUITS. There are no actions, suits or proceedings pending, or to the best of OMNOVA's knowledge, threatened, against or affecting OMNOVA, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. OMNOVA is not in default with respect to any order of any court, arbitrator or governmental body.

                  (f) BINDING EFFECT. This Agreement and each other Transaction Document to which OMNOVA is a party constitute the legal, valid and binding obligations of OMNOVA enforceable against OMNOVA in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) ACCURACY OF INFORMATION. All information heretofore furnished by OMNOVA or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by OMNOVA or any of its Affiliates to Buyer (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  (h) USE OF PROCEEDS. No proceeds of any Purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii)



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to acquire any security in any transaction which is subject to SECTION 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (i) GOOD TITLE. Immediately prior to each Purchase hereunder, OMNOVA shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the Uniform Commercial Code (or any comparable law) of all appropriate jurisdictions to perfect OMNOVA's ownership interest in each Receivable, its Collections and the Related Security.

                  (j) PERFECTION. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each Purchase hereunder, transfer to Buyer (and Buyer shall acquire from OMNOVA) legal and equitable title to, with the right to sell and encumber each Receivable existing and hereafter arising, together with the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the Uniform Commercial Code (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in the Receivables, the Related Security and the Collections.

                  (k) PLACES OF BUSINESS. The principal places of business and chief executive office of OMNOVA and the offices where it keeps all of its Records are located at the address(es) listed on EXHIBIT II or such other locations of which Buyer has been notified in accordance with SECTION 4.2(a) in jurisdictions where all action required by SECTION 4.2(a) has been taken and completed. OMNOVA's Federal Employer Identification Number is correctly set forth on EXHIBIT II.

                  (l) COLLECTIONS. The conditions and requirements set forth in
SECTION 4.1(j) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of OMNOVA at each Collection Bank and the post office box number of each Lock-Box, are listed on EXHIBIT III.

                  (m) MATERIAL ADVERSE EFFECT. Since November 30, 1999, no event has occurred that would have a Material Adverse Effect.

                  (n) NAMES. In the past five (5) years, OMNOVA has not used any corporate names (exclusive of trade names or assumed business names) other than the names listed on EXHIBIT II;

                  (o) OWNERSHIP OF BUYER. OMNOVA owns, directly or indirectly, 100% of the issued and outstanding capital stock of Buyer, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Buyer.



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                  (p) NOT A HOLDING COMPANY OR AN INVESTMENT COMPANY. OMNOVA is
not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. OMNOVA is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (q) COMPLIANCE WITH LAW. OMNOVA has complied in all material respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject. Each Receivable, together with the Contracts and Invoices related thereto, does not contravene any material laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy).

                  (r) COMPLIANCE WITH CREDIT AND COLLECTION POLICY. Originator has complied in all material respects with its Credit and Collection Policy with regard to each of its Receivables and the related Contract(s) and Invoice(s), and has not made any change to such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with SECTION 4.1(a)(VII).

                  (s) PAYMENTS TO OMNOVA. With respect to each Receivable transferred to Buyer hereunder, the Purchase Price received by OMNOVA constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by OMNOVA of any Receivable hereunder is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C.Section Section 101 ET SEQ.), as amended.

                  (t) ENFORCEABILITY OF CONTRACTS. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (u) ELIGIBLE RECEIVABLES. Each Receivable included in the Net Receivables Balance as an Eligible Receivable on the date of its Purchase hereunder was an Eligible Receivable on such date of Purchase.

                  (v) ACCOUNTING. The manner in which OMNOVA accounts for the transactions contemplated by this Agreement does not jeopardize the true sale analysis.

                  (w) COMPLIANCE WITH REPRESENTATIONS. On and as of the date of each Purchase hereunder, OMNOVA hereby represents and warrants that all of the other representations and warranties set forth in this ARTICLE II are true and correct on and as of the date of such Purchase (and after giving effect to such Purchase) as though made on and as of each such date.



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                                  ARTICLE III.
                             CONDITIONS OF PURCHASES

         Section 3.1 CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial Purchase under this Agreement is subject to the conditions precedent that Buyer shall have received on or before the date of such purchase those documents listed on SCHEDULE A and all of the conditions to the initial purchase under the Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.

         Section 3.2 CONDITIONS PRECEDENT TO ALL PURCHASES. Each Purchase shall be subject to the further conditions precedent that the Facility Termination Date shall not have occurred; and (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request. As a further condition to each Purchase, on the date of such Purchase, OMNOVA represents and warrants that the representations and warranties set forth in
ARTICLE II are true and correct on and as of the date of such Purchase (and after giving effect thereto) as though made on and as of such date.

                                  ARTICLE IV.
                                    COVENANTS

         Section 4.1 AFFIRMATIVE COVENANTS OF OMNOVA. Until the date on which this Agreement terminates in accordance with its terms, OMNOVA hereby covenants as set forth below:

                  (a) FINANCIAL REPORTING. OMNOVA will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to Buyer (or its assigns):

                           (i) ANNUAL REPORTINg. As soon as practical and in any event within 95 days after the close of each of its respective fiscal years, audited, unqualified financial statements (which shall include balance sheets and statements of income and retained earnings) for OMNOVA for such fiscal year certified in a manner acceptable to Buyer (or its assigns) by independent public accountants reasonably acceptable to Buyer (or its assigns).

                           (ii) QUARTERLY REPORTING. As soon as practical and in any event within 50 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of OMNOVA as at the close of each such period and statements of income and retained earnings and a statement of cash flows for OMNOVA for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Chief Executive Officer, its Chief Financial Officer, any of its Senior Vice Presidents, its Secretary or its Treasurer.

                           (iii) COMPLIANCE CERTIFICATE. Together with the financial statements required hereunder, a compliance certificate in substantially the form of

         EXHIBIT IV signed by an Authorized Officer of OMNOVA and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                           (iv) SHAREHOLDERS STATEMENTS AND REPORTS. Promptly upon the furnishing thereof to the shareholders of OMNOVA copies of all financial statements, reports and proxy statements so furnished.

                           (v) S.E.C. FILINGS. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which OMNOVA or any of its Subsidiaries files with the Securities and Exchange Commission.

                           (vi) COPIES OF NOTICES. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Agent or Falcon, copies of the same.

                           (vii) CHANGE IN CREDIT AND COLLECTION POLICY. At least thirty (30) days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy of Originator, a copy of such Credit and Collection Policy as then in effect and a notice indicating such change or amendment.

                           (viii) OTHER INFORMATION. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of OMNOVA as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

                  (b) NOTICES. OMNOVA will notify the Buyer (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                           (i) TERMINATION EVENTS OR POTENTIAL TERMINATION EVENTS. The occurrence of each Termination Event and each Potential Termination Event, by a statement of an Authorized Officer of OMNOVA.

                           (ii) JUDGMENT AND PROCEEDINGS. The entry of any judgment or decree against OMNOVA or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against OMNOVA and its Subsidiaries exceeds $10,000,000, or the institution of any litigation, arbitration proceeding or governmental proceeding against OMNOVA if the amount of damages claimed exceed $10,000,000.

                           (iii) MATERIAL ADVERSE EFFECT. The occurrence of any event or condition that has, or could reasonably be expected to have, a Material Adverse Effect.

                           (iv) DEFAULTS UNDER OTHER AGREEMENTS. The occurrence of an "event of default" as defined in any other financing arrangement pursuant to which OMNOVA is a debtor or an obligor.

                           (v) DOWNGRADE OF OMNOVA. Any downgrade in the rating of any Indebtedness of OMNOVA by Standard and Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

                  (c) COMPLIANCE WITH LAWS AND PRESERVATION OF CORPORATE EXISTENCE. OMNOVA will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. OMNOVA will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

                  (d) AUDITS. OMNOVA will furnish to Buyer (or its assigns) from time to time such information with respect to it and the Receivables as Buyer (or its assigns) may reasonably request. OMNOVA will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of OMNOVA, permit Buyer (or its assigns) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of OMNOVA relating to the Receivables and the Related Security, including, without limitation, the related Contracts and Invoices, and (ii) to visit the offices and properties of OMNOVA for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to OMNOVA's financial condition or the Receivables and the Related Security or OMNOVA's performance under any of the Transaction Documents or OMNOVA's performance under the Contracts and Invoices and, in each case, with any of the officers or employees of OMNOVA and its applicable subsidiaries having knowledge of such matters.

                  (e) KEEPING AND MARKING OF RECORDS AND BOOKS.

                           (i) OMNOVA will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). OMNOVA will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                           (ii) OMNOVA will (A) on or prior to May 31, 2000, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), stating that such Receivables have been sold and that Bank One, NA, as Agent, is now the owner of undivided interests therein and
         (B) upon the request of Buyer (or its assigns) following the occurrence of a Termination Event and during the continuance thereof: (x) mark each Invoice with a legend describing Buyer's ownership interests in the Receivables and further describing the Purchaser Interests of the Agent (on behalf of the Purchasers) and (y) deliver to Buyer (or its assigns) all Invoices relating to the Receivables.

                  (f) COMPLIANCE WITH CONTRACTS, INVOICES AND CREDIT AND COLLECTION POLICY. OMNOVA will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts and Invoices related to the Receivables, and (ii) comply in all respects with the applicable Credit and Collection Policy in regard to each Receivable and the related Contract and Invoice(s). OMNOVA will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.

                  (g) [RESERVED.]

                  (h) OWNERSHIP. OMNOVA will establish and maintain, irrevocably in Buyer, legal and equitable title to the Receivables, the Related Security and the Collections, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the Uniform Commercial Code (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request).

                  (i) PURCHASERS' RELIANCE. OMNOVA acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by the Purchase Agreement in reliance upon Buyer's identity as a legal entity that is separate from OMNOVA and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, OMNOVA will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of OMNOVA and any Affiliates thereof and not just a division of OMNOVA. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, OMNOVA (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the covenants set forth in
SECTION 7.1(i) of the Purchase Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between OMNOVA and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations
Section Section 1.1502-33(d) and 1.1552-1.

                  (j) COLLECTIONS. OMNOVA will cause (i) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (ii) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to OMNOVA or any Affiliate of OMNOVA, OMNOVA will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, OMNOVA will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. OMNOVA will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Purchase Agreement.

                  (k) TAXES. OMNOVA shall file all tax returns and reports required by law to be filed by it and shall promptly pay all taxes and governmental charges at any time owing.

                  (l) INSURANCE. OMNOVA shall maintain in effect, or cause to be maintained in effect, at OMNOVA's own expense, such casualty and liability insurance as OMNOVA shall deem appropriate in its good faith business judgment.

         Section 4.2 NEGATIVE COVENANTS OF OMNOVA. Until the date on which this Agreement terminates in accordance with its terms, OMNOVA hereby covenants that:

                  (a) NAME CHANGE, OFFICES AND RECORDS. OMNOVA will not change its name, identity or corporate structure (within the meaning of SECTION 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given Buyer (or its assigns) at least forty-five (45) days' prior written notice thereof and (ii) delivered to Buyer (or its assigns) all financing statements, instruments and other documents requested by Buyer (or its assigns) in connection with such change or relocation.

                  (b) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. OMNOVA will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; PROVIDED, HOWEVER, that OMNOVA may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                  (c) MODIFICATIONS TO INVOICES AND CREDIT AND COLLECTION POLICY. OMNOVA will not make any change to its Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as otherwise permitted in its capacity as Servicer pursuant to ARTICLE VIII of the Purchase Agreement, OMNOVA will not extend, amend or otherwise modify the terms of any Receivable or any Invoice related thereto other than in accordance with the Credit and Collection Policy.

                  (d) SALES, LIENS. OMNOVA will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Invoice under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and OMNOVA will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under OMNOVA.

                  (e) ACCOUNTING FOR PURCHASES. OMNOVA will not, and will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables and the Related Security by OMNOVA to Buyer or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of the Receivables and the Related Security by OMNOVA to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                   ARTICLE V.
                               TERMINATION EVENTS

         Section 5.1 TERMINATION EVENTS. The occurrence of any one or more of the following events shall constitute a Termination Event:

                  (a) OMNOVA shall fail (i) to make any payment or deposit required hereunder when due, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph
(a)) and such failure shall continue for five (5) consecutive Business Days.

                  (b) Any representation, warranty, certification or statement made by OMNOVA in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.

                  (c) Failure of OMNOVA to pay when due any Indebtedness in excess of (i) $5,000,000 with respect to any item of Indebtedness or (ii) $10,000,000 in the aggregate with all other such Indebtedness; or the default by OMNOVA in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of OMNOVA shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (d) OMNOVA or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors.

                  (e) Any proceeding shall be instituted by or against OMNOVA or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property and, in the case of such a proceeding instituted against OMNOVA or any of its Subsidiaries, such proceedings shall not be dismissed for a period of sixty (60) consecutive days.

                  (f) OMNOVA or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in clause (d) or (e) above.

                  (g) A Change of Control shall occur.

                  (h) One or more final judgments for the payment of money in excess of $10,000,000 in the aggregate shall be entered against OMNOVA on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  (i) The occurrence of any "Amortization Event" under the Purchase Agreement which results in the occurrence of the Facility Termination Date thereunder.

         Section 5.2 REMEDIES. Upon the occurrence and during the continuation of a Termination Event, Buyer may take any of the following actions: (a) declare the Purchase Termination Date to have occurred, whereupon the Purchase Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by OMNOVA; PROVIDED, HOWEVER, that upon the occurrence of Termination Event described in
SECTION 5.1(d), or of an actual or deemed entry of an order for relief with respect to OMNOVA under the Federal Bankruptcy Code, the Purchase Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by OMNOVA and (b) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by Buyer to OMNOVA. The aforementioned rights and remedies shall be in addition to all other rights and remedies of Buyer and its assigns available under this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                  ARTICLE VI.
                                 INDEMNIFICATION

         Section 6.1 INDEMNITIES BY OMNOVA. Without limiting any other rights that Buyer may have hereunder or under applicable law, OMNOVA hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each, an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Buyer) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables, excluding, however, in all of the foregoing instances:

                  (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                  (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                  (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the Intended Characterization;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of OMNOVA or limit the recourse of Buyer to OMNOVA for amounts otherwise specifically provided to be paid by OMNOVA under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, OMNOVA shall indemnify Buyer for Indemnified Amounts (including, without limitation, losses in respect of uncollectible Receivables, regardless of whether reimbursement therefor would constitute recourse to OMNOVA) relating to or resulting from:

                           (i) any representation or warranty made by OMNOVA (or any officers of OMNOVA) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by OMNOVA pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                           (ii) the failure by OMNOVA, to comply with any applicable law, rule or regulation with respect to any Receivable or any Contract or Invoice related thereto, or the nonconformity of any Receivable or Invoice with any such applicable law, rule or regulation or any failure of OMNOVA to keep or perform any of its obligations, express or implied, with respect to any Contract or Invoice, including, without limitation, any anti-assignment or confidentiality clause contained therein;

                           (iii) any failure of OMNOVA to perform its duties, covenants or other obligations in accordance with the provisions of any applicable Contract or Invoice, this Agreement or any other Transaction Document, including, without limitation, any breach by OMNOVA of any prohibition on assignment or confidentiality agreement contained in any such Contract or Invoice;

                           (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with any merchandise, insurance or services that are the subject of any Contract, Invoice or Receivable;

                           (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract or Invoice not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                           (vi) the commingling of Collections of Receivables at any time with other funds;

                           (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of a Purchase, the ownership of the Receivables or any other investigation, litigation or proceeding relating to OMNOVA in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                           (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (ix) any Termination Event described in SECTION
         5.1(d);

                           (x) any failure of OMNOVA to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto, free and clear of any Adverse Claim (other than as created hereunder) or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                           (xi) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim;

                           (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the Uniform Commercial Code of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Purchase or at any subsequent time;

                           (xiii) any action or omission by OMNOVA which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable; and

                           (xiv) any attempt by any Person to void any Purchase hereunder under statutory provisions or common law or equitable action.

         Section 6.2 OTHER COSTS AND EXPENSES. OMNOVA shall pay to Buyer on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement and the transactions contemplated hereby and the other documents to be delivered hereunder. OMNOVA shall pay to Buyer on demand any and all reasonable costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

         Section 6.3 ADDITIONAL INDEMNIFICATION OBLIGATIONS. Buyer will use its best efforts to give prompt written notice of the institution of any third party claim against Buyer of which Buyer has actual knowledge; provided, however, that failure to promptly give any such notice shall not relieve OMNOVA from its liability hereunder unless such failure or delay results in irreversible prejudice to OMNOVA.

         Section 6.4 DEFENSE OF CLAIMS. If any third party claim is made against an Indemnified Party, (a) OMNOVA will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel mutually acceptable to OMNOVA and the Indemnified Party, provided that in connection with such assumption OMNOVA first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full. Should OMNOVA so elect to assume the defense of a third party claim:

                           (i) OMNOVA will not be liable to the Indemnified
Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof,

                           (ii) the Indemnified Party will (A) cooperate in all
reasonable respects with OMNOVA in connection with such defense and (B) not admit any liability with respect to, or settle, compromise or discharge, such third party claim without OMNOVA's prior written consent, as the case may be,

                           (iii) upon request, OMNOVA will consult with the
Indemnified Party and its counsel and keep them apprised of material developments in the case or proceeding, and

                           (iv) the Indemnified Party shall be entitled to
participate in (but not to control) such defense with its own counsel at its own expense.

If OMNOVA does not assume the defense of any such third party claim, the Indemnified Party shall diligently defend the same, or settle the same on reasonable terms, after giving notice to OMNOVA of such terms and OMNOVA will promptly reimburse the Indemnified Party upon written request. Anything contained in this Agreement to the contrary notwithstanding, OMNOVA shall not be entitled to assume the defense of any part of a third party claim that seeks an order, injunction or other equitable relief that the Indemnified Party determines, in good faith, is reasonably likely to affect its business other than by the payout of money damages.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         Section 7.1 WAIVERS AND AMENDMENTS.(a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement or the Subordinated Note may be amended, supplemented, modified or waived except in writing signed by OMNOVA and Buyer and, to the extent required under the Purchase Agreement, the Agent and the Financial Institutions or the Required Financial Institutions (as defined therein).

         Section 7.2 NOTICES. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this SECTION 7.2.

         Section 7.3 PROTECTION OF OWNERSHIP INTERESTS OF BUYER.(a) OMNOVA agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may request, to perfect, protect or more fully evidence the Purchases, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time after the occurrence and during the continuance of a Termination Event, Buyer (or its assigns) may, at OMNOVA's sole cost and expense, direct OMNOVA to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

                  (b) If OMNOVA fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligation, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by OMNOVA as provided in SECTION 6.2. OMNOVA irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney-in-fact, to act on behalf of OMNOVA (i) to execute on behalf of OMNOVA as debtor and to file financing statements necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in the Receivables. This appointment is coupled with an interest and is irrevocable.

         Section 7.4 CONFIDENTIALITY.(a) OMNOVA shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Agent and Falcon and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that OMNOVA and its officers and employees may disclose such information to OMNOVA's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

         (b) Anything herein to the contrary notwithstanding, OMNOVA hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Financial Institutions or Falcon by each other, (ii) by Buyer, the Agent or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the

Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Falcon or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One, NA acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

         Section 7.5 BANKRUPTCY PETITION. OMNOVA hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of Falcon or any Financial Institution that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, Falcon or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         Section 7.6 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF OHIO.

         Section 7.7 CONSENT TO JURISDICTION. OMNOVA HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL, OHIO OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY OMNOVA PURSUANT TO THIS AGREEMENT AND OMNOVA HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST OMNOVA IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY OMNOVA AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY OMNOVA PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         Section 7.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY OMNOVA PURSUANT TO THIS

AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         Section 7.9 INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.

                  (a) This Agreement, the Subordinated Note, the Subscription Agreement and each Collection Account Agreement contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by OMNOVA pursuant to ARTICLE II, (ii) the indemnification and payment provisions of
ARTICLE VI, and SECTION 7.5 shall be continuing and shall survive any termination of this Agreement.

         Section 7.10 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.


                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                        OMNOVA SOLUTIONS INC.



                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        Address:     175 Ghent Road
                                                     Fairlawn, Ohio 44333-3300
                                                     Attention:  James C. LeMay
                                                     Fax:       (330) 869-4272
                                                     Phone:   (330) 869-4250




                                        OMNOVA RECEIVABLES CORPORATION


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        Address:     175 Ghent Road
                                                     Fairlawn, Ohio 44333-3300
                                                     Attention:  James C. LeMay
                                                     Fax:       (330) 869-4272
                                                     Phone:   (330) 869-4250

                                    EXHIBIT I
                                    ---------

                                   DEFINITIONS
                                   -----------

                  This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Purchase Agreement.

                  "ACCOUNT" has the meaning specified in Section 9-106 of the UCC.

                  "ADVERSE CLAIM" has the meaning provided in the Purchase Agreement.

                  "AFFILIATE" has the meaning provided in the Purchase
Agreement.

                  "AGENT" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "AGREEMENT" means the Receivables Sale Agreement, dated as of May 1, 2000, between OMNOVA and Buyer, as the same may be amended, restated or otherwise modified.

                  "AUTHORIZED OFFICER" means, with respect to OMNOVA, its President, its Treasurer or any of its Senior Vice Presidents, Vice Presidents or Assistant Treasurers.

                  "BASE RATE" means a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes.

                  "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business.

                  "BUYER" has the meaning set forth in the preamble to the Agreement.

                  "CALCULATION PERIOD" means each calendar month or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the initial Purchase of Receivables hereunder and the final Calculation Period shall terminate on the Purchase Termination Date.

                  "CAPITAL" has the meaning provided in the Purchase Agreement.

                  "CHANGE OF CONTROL" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities

                                    Exhibit I-1
and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of voting stock of OMNOVA.

                  "COLLECTION ACCOUNT AGREEMENT" has the meaning provided in the Purchase Agreement.

                  "COLLECTION BANK" has the meaning provided in the Purchase Agreement.

                  "COLLECTIONS" means, with respect to any Receivable, all cash collections, recoveries and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

                  "CONTRACT" means, with respect to any Receivable, any and all writings pursuant to which such Receivable arises other than an Invoice.

                  "CREDIT AND COLLECTION POLICY" means OMNOVA's credit and collection policies and practices relating to Receivables and Invoices existing on the date hereof and summarized in EXHIBIT V, as modified from time to time in accordance with the Agreement.

                  "DEFAULT FEE" means a per annum rate of interest equal to the sum of (i) the Base Rate, PLUS (ii) 2% per annum.

                  "DISCOUNT FACTOR" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to Buyer of financing its investment in the Receivables during such period and (ii) the risk of nonpayment by the Obligors. OMNOVA and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, PROVIDED that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Purchases which occurred during any Calculation Period ending prior to the Calculation Period during which OMNOVA and Buyer agree to make such change.

                  "ELIGIBLE RECEIVABLES" has the meaning provided in the Purchase Agreement.

                  "FACILITY TERMINATION DATE" has the meaning provided in the Purchase Agreement.

                  "FALCON" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "FEDERAL BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as amended and any successor statute thereto.

                  "FINANCE CHARGES" has the meaning provided in the Purchase Agreement.

                                  Exhibit I-2

                  "FINANCIAL INSTITUTIONS" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "INDEMNIFIED AMOUNTS" has the meaning set forth in SECTION
6.1.

                  "INDEMNIFIED PARTY" has the meaning set forth in SECTION 6.1.

                  "INTENDED CHARACTERIZATION" means, for income tax purposes, the characterization of the acquisition by the Purchasers of "Purchaser Interests" under the Purchase Agreement as a loan or loans by the Purchasers to Buyer secured by the Receivables, the Related Security and the Collections.

                  "INVOICE" means, with respect to any Receivable, any invoice, bill or statement of account evidencing the amount owed by the applicable Obligor to the Originator (without giving effect to the transfer of such Receivable pursuant hereto).

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the financial condition or operations of OMNOVA and its Subsidiaries, (ii) the ability of OMNOVA to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) OMNOVA's, Buyer's, the Agent's or any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "NET RECEIVABLES BALANCE" has the meaning provided in the Purchase Agreement.

                  "NET WORTH" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of
(a) the aggregate Outstanding Balance of the Receivables at such time, OVER (b) the sum of (i) the aggregate Capital outstanding at such time, PLUS (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

                  "OMNOVA" has the meaning set forth in the preamble to the Agreement.

                  "ORIGINAL BALANCE" means, with respect to any Receivable, the Outstanding Balance of such Receivable on the date it was purchased by Buyer.

                  "ORIGINATOR" means OMNOVA Solutions Inc., an Ohio corporation.

                  "OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof.

                  "PAYMENT INTANGIBLE" means a "general intangible for money due or to become due" as such phrase is used in Section 9-318(4) of the UCC.

                                  Exhibit I-3

                  "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "POTENTIAL TERMINATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

                  "PURCHASE" means the purchase under the Agreement by Buyer from OMNOVA of the Receivables, the Related Security and the Collections related thereto, together with all related rights in connection therewith.

                  "PURCHASE AGREEMENT" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "PURCHASE PRICE" means, with respect to any Purchase on any date, the aggregate price to be paid by Buyer to OMNOVA for such Purchase in accordance with SECTION 1.2 of the Agreement for the Receivables, Collections and Related Security being sold to Buyer on such date, which price shall equal
(i) the product of (x) the Original Balance of such Receivables, MULTIPLIED BY
(y) one minus the Discount Factor then in effect, minus (ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with SECTION 1.3 of the Agreement.

                  "PURCHASE PRICE CREDIT" has the meaning set forth in SECTION
1.3 of the Agreement.

                  "PURCHASE TERMINATION DATE" means the earliest to occur of (i) the Facility Termination Date, (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in SECTION 5.1(d), (iii) the Business Day specified in a written notice from Buyer to OMNOVA following the occurrence of any other Termination Event, and (iv) the date which is 30 days after receipt of written notice from OMNOVA or Buyer that it wishes to terminate the facility evidenced by this Agreement

                  "PURCHASER" means Falcon or a Financial Institution, as applicable.

                  "RECEIVABLE" means all existing and hereafter arising Accounts and Payment Intangibles of Originator (without giving effect to any transfer or conveyance hereunder), including, without limitation, the obligation to pay any Finance Charges with respect thereto. Each Account or Payment Intangible evidenced by a separate Invoice will constitute a Receivable separate from a Receivable evidenced by a separate Invoice, regardless of whether such accounts arose under a common Contract; PROVIDED, HOWEVER, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the Obligor or the Originator treats such indebtedness, rights or obligations as a separate payment obligation.

                                  Exhibit I-4

                  "RECEIVABLE" means all indebtedness and other obligations owed to Originator (at the time it arises, and before giving effect to any transfer or conveyance hereunder) or in which Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation.

                  "RECORDS" means, with respect to any Receivable, all Invoices and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

                  "REFERENCE BANK" means Bank One, Michigan or such other bank as the Agent shall designate with the consent of Buyer.

                  "RELATED SECURITY" means, with respect to any Receivable:

                           (i) all of Originator's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                           (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                           (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                           (iv) all service contracts and other contracts and agreements associated with such Receivable,

                           (v) all Invoices and other Records related to such Receivable, and

                                  Exhibit I-5

                           (vi) all proceeds of any of the foregoing.

                  "REQUIRED CAPITAL AMOUNT" means, as of any date of determination, an amount equal to the greater of: (a) 5% of the "Purchase Limit" (under and as defined in the Purchase Agreement), or (b) $3,750,000.

                  "SERVICER" has the meaning provided in the Purchase Agreement.

                  "SETTLEMENT DATE" means the third (3rd) Business Day following the thirteenth (13th) day of each month (or, if the thirteenth (13th) day of a month is not a Business Day, the third (3rd) Business Day following the Business Day next succeeding the thirteenth (13th) day of such month.)

                  "SUBORDINATED LOAN" has the meaning set forth in SECTION 1.2(A) of the Agreement.

                  "SUBORDINATED NOTE" means a promissory note in substantially the form of EXHIBIT VII hereto as more fully described in SECTION 1.2 of the Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "SUBSCRIPTION AGREEMENT" means that certain Stockholder and Subscription Agreement, dated as of September 28, 1999, between OMNOVA and Buyer, substantially in the form of EXHIBIT VI hereto.

                  "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

                  "TERMINATION EVENT" has the meaning set forth in SECTION 5.1 of the Agreement.

                  "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Collection Account Agreement, the Subordinated Note, the Subscription Agreement and all other instruments, documents and agreements executed and delivered in connection herewith.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time in the State of Ohio.

                  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of Ohio, and not specifically defined herein, are used herein as defined in such Article 9.

                                  Exhibit I-6

                                   EXHIBIT II

  CHIEF EXECUTIVE OFFICE; PRINCIPAL PLACE(S) OF BUSINESS; LOCATIONS OF RECORDS;
             FEDERAL EMPLOYER IDENTIFICATION NUMBER(S); OTHER NAMES

CHIEF EXECUTIVE OFFICE:

         [to be provided]


PLACES OF BUSINESS:


         [to be provided]

LOCATIONS OF RECORDS:


         [to be provided]



FEDERAL EMPLOYER IDENTIFICATION NUMBER: [to be provided]



OTHER CORPORATE NAMES (EXCLUSIVE OF TRADE AND ASSUMED NAMES): [to be provided]



                                  Exhibit II-1

                                   EXHIBIT III
                                   -----------

                LOCK-BOXES; COLLECTION ACCOUNTS; COLLECTION BANKS
                -------------------------------------------------



LOCKBOX INFORMATION:

           ----------------------------------------------------------------------------------------------

                       POST OFFICE BOX ADDRESS                      CORRESPONDING ACCOUNT NUMBER
           ----------------------------------------------------------------------------------------------
                             Mellon Bank                                     #006-5218
                         P.O. Box 7777-W5025
                     Philadelphia, PA 19175-5025
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------
                             Mellon Bank                                     #006-5218
                           Dept. LA 21008
                       Pasadena, CA 91185-1008
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------
                             Mellon Bank                                     #006-5218
                         Department AT 40028
                       Atlanta, GA 31192-0028
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------
                             Mellon Bank                                     #006-5218
                          P.O. Box 360553M
                        Pittsburgh, PA 15251
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------
                              Bank One                                     #1564316-2-10
                            P.O. Box 3549
                              Station A
                      Toronto, Ontario, CANADA
                               M5W 2K6
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------
                         National City Bank                                   #2243348
                           P.O. Box 931306
                      Cleveland, OH 44193-0449
           ----------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------

                                 Exhibit III-1

COLLECTION ACCOUNTS:

           ------------------------------------------------

                         ADDITIONAL ACCOUNTS
           ------------------------------------------------

           ------------------------------------------------
                        #362776654 (Bank One)
           ------------------------------------------------

           ------------------------------------------------
                    #2243348 (National City Bank)
           ------------------------------------------------


COLLECTION BANKS:

         Mellon Bank, NA
         National City Bank
         Bank One



                                  Exhibit I-3

                                   EXHIBIT IV
                                   ----------

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------

                  This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement dated as of May 1, 2000, between OMNOVA Solutions Inc. ("OMNOVA") and OMNOVA Receivables Corporation (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                  THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1.  I am the duly elected ______________ of OMNOVA.

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of OMNOVA and its Subsidiaries during the accounting period covered by the attached financial statements.

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or a Potential Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.

                  4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which OMNOVA has taken, is taking, or proposes to take with respect to each such condition or event:

                  -------------------------------------------

                  -------------------------------------------

                  -------------------------------------------


                  5. Attached as EXHIBIT A hereto is a true and correct copy of the most recent compliance certificate required to be delivered by OMNOVA under the terms of that certain Credit Agreement, dated as of September 30, 1999, by and among OMNOVA, Bank of America, as agent, and certain other parties, as amended, restated and/or otherwise modified from time to time in accordance with the terms thereof.

                  The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered as of [insert date].

                                     ------------------------------
                                     [Name]

                                  Exhibit IV-1

                                    EXHIBIT V

                   CREDIT AND COLLECTION POLICY OF ORIGINATOR

                                [to be attached]

                                  Exhibit V-1

                                   EXHIBIT VI
                                   ----------

                         FORM OF SUBSCRIPTION AGREEMENT
                         ------------------------------


                         OMNOVA RECEIVABLES CORPORATION

                           INVESTOR'S REPRESENTATIONS

                                       AND

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                             (OMNOVA SOLUTIONS INC.)

                  OMNOVA Solutions Inc. (the "Investor") certifies and warrants to OMNOVA Receivables Corporation, an Ohio corporation (the "Corporation"), that common shares, without par value (the "Common Shares") and the voting preferred shares, One Hundred Dollar ($100.00) par value per share (the "Preferred Shares") of the Corporation (collectively the "Shares") to be purchased by the Investor are being acquired by the Investor for the Investor's own account for investment. The Investor has no intention to assign, transfer, sell or distribute all or any part of the Shares, nor does the Investor have any reason to anticipate any change in circumstances that might cause the Investor to assign, transfer, sell or distribute the Shares. No person other than the Investor will have any beneficial interest in the Shares.

                  The undersigned further hereby warrants and represents as follows:

                  1. The Investor understands that the offering and sale of the Shares have not been registered with any state or federal agency, partially in reliance upon the representations herein. The Investor acknowledges that the Shares purchased hereunder were issued in a transaction believed to be exempt from the registration provisions of the Securities Act of 1933, as amended ("the Act") pursuant to Section 4(2) thereof and in a transaction believed to be exempt from the registration provisions of the appropriate state securities law.

                  2. The Investor recognizes that, prior to the offering and sale of the Shares, there has been no public market for the Shares and there is no likelihood that after the offering there will be such a market for the Shares. The Investor further recognizes that the Investor must bear the risk of the investment in the Shares indefinitely.

                  3. The Investor will not sell or otherwise distribute the Shares unless such transaction is registered under the Act and under the securities laws of the states in which the Shares are to be sold, or unless the Investor delivers to the Corporation (a) a no action letter from the Securities and Exchange Commission and the appropriate state securities officials as to such proposed sale or sales or (b) an opinion of counsel, satisfactory to counsel for the Corporation, to the effect that registration of the proposed sale and distribution is not required under the Act and


                                  Exhibit V1-1
such state laws. In addition, the Investor understands that the Investor will not be readily able to liquidate the investment in the Shares in case of an emergency.

                  4. The Investor understands and agrees that the following legend will be placed on the certificates evidencing the Shares:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws. These securities may not be offered, sold or transferred, except in compliance with applicable federal and state securities laws and the rules and regulations adopted pursuant thereto."

                  5. The Investor understands and acknowledges that the Corporation is and will be under no obligation to register any sale or other transfer of the Shares or to comply with any exemption available for resale of the Shares without registration under any securities laws.

                  6. The Investor acknowledges that the Shares were not offered or sold to the Investor by means of any form of general solicitation, or general advertising, or publicly disseminated advertisements or sales literature, nor is the Investor aware of any offers or sales made to other persons by such means.

                  7. The Investor acknowledges that a commission or similar remuneration was not or will not be paid or given, directly or indirectly, for the solicitation of prospective purchasers in connection with the sale of the Shares.

                  8. The Investor has had the opportunity (a) to ask questions of, and to receive answers from, the Corporation and any persons acting on its behalf concerning the Corporation, its operations, and the terms, conditions and consequences of the offering and sale of the Shares and (b) to obtain any additional information that the Investor desired, including copies of any documents requested about the Corporation or the transaction in which the Shares are being offered and sold. No information or documents requested by the Investor have been denied to the Investor.

                  9. The Investor understands that no governmental agency has made any finding or determination as to the fairness of the terms of the offering or sale of the Shares or any recommendation or endorsement of such Shares.

                  10. The purchase of the Shares by Investor (a) is legally permitted by all laws and regulations to which Investor is subject and (b) has been authorized by all necessary corporate action on the part of the Investor.

                                  Exhibit V1-2

                  Based on the foregoing representations (by which the Investor agrees to be bound), the Investor hereby subscribes to purchase Shares in the amount designated below.

                  COMMON SHARES:

                  Amount Subscribed:  $3,750,000        Number of Shares:- 100 -
                                      ------------------                 -------

                  PREFERRED SHARES:

                  Amount Subscribed:  $400      Number of Shares:- 4 -
                                      ----------                 -----


Signed as of _____________, 2000
                                                 OMNOVA SOLUTIONS INC.

                                                 By: __________________________
                                                          Officer's Signature
                                                 Officer's Name and Title:



                                  Exhibit V1-3

                                               ANNEX A TO SUBSCRIPTION AGREEMENT
                                               ---------------------------------
                                                     [ARTICLES OF INCORPORATION]

                            ARTICLES OF INCORPORATION

                                       OF

                         OMNOVA RECEIVABLES CORPORATION

                  The undersigned, desiring to form a corporation for profit under the General Corporation Law of Ohio, does hereby certify:

                  FIRST: The name of the corporation is OMNOVA Receivables Corporation (the "Corporation").

                  SECOND: The place in Ohio where the principal office of the Corporation is to be located is Fairlawn, Summit County, Ohio.

                  THIRD: The purposes for which the Corporation is formed are solely:

                  (a) to enter into, perform and comply with a certain receivables sale agreement (the "Receivables Sale Agreement") with OMNOVA Solutions Inc., an Ohio corporation (the "Transferor"), pursuant to which agreement the Corporation may purchase from the Transferor certain accounts receivable and related property (collectively, the "Receivables");

                  (b) to own, hold and service (or arrange for an agent to service) the Receivables;

                  (c) subject to the restrictions set forth in Article Fifth of these Articles of Incorporation, to fund the Corporation's purchases of the Receivables by selling interests in the Receivables to, or borrowing from, one or more trusts, banks, financial institutions, commercial paper issuers, insurance companies or similar entities and, in connection with any such financing arrangements, to pledge as security, all or substantially all of its assets, including, without limitation, all of its right, title and interest to and in the Receivables;

                  (d) subject to the restrictions set forth in Article Fifth of these Articles of Incorporation, to invest the proceeds derived from the sale or ownership of the Receivables as determined by the Corporation's Board of Directors;

                  (e) to execute, deliver and perform agreements evidencing, necessitated by, or in connection with, any and all of the foregoing or any and all of the activities and powers referred to in clause (f) below; and

                  (f) to engage in any lawful act or activity and to exercise any powers permitted to a corporation organized under the General Corporation Law of Ohio that are incidental to the foregoing or necessary or convenient to accomplish the foregoing.

                                  Exhibit V1-4

                  FOURTH: The number of shares which the Corporation is authorized to have outstanding is eight hundred fifty (850), of which: (i) eight hundred forty (840) are classified common shares, without par value (the "Common Shares"); and (ii) ten (10) are classified voting preferred shares, One Hundred Dollar ($100.00) par value per share (the "Preferred Shares").

                  (A) COMMON SHARES. The holders of the Common Shares shall be entitled to rights, preferences, powers and privileges as follows.

                  (1) VOTING RIGHTS. The holders of the Common Shares shall be entitled to one vote per Common Share on each matter submitted to a vote of the shareholders. Unless a greater vote is specifically required by a provision of the General Corporation Law of Ohio which cannot be varied by a provision in these Articles of Incorporation, any action or proposal requiring the vote, approval, consent, waiver or release of the holders of the Common Shares shall require the vote, approval, consent, waiver or release of one or more persons entitled to exercise a majority of the voting power of the issued and outstanding Common Shares.

                  (2) DIVIDENDS. Dividends may be paid on the Common Shares out of any assets legally available for the payment of dividends on Common Shares, but only when and as declared by the Board of Directors of the Corporation.

                  (3) LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, either voluntarily or involuntarily, after payment or provision for payment of the debts and other liabilities of the Corporation, including the payment of all fees, taxes and other expenses incidental thereto, and after payment or provision for payment to the holders of the Preferred Shares the full preferential amounts to which such holders are entitled, the holders of the Common Shares shall be entitled to share pro rata in the distribution of the remaining assets of the Corporation.

                  (B) PREFERRED SHARES. The holders of the Preferred Shares shall be entitled to rights, preferences, powers and privileges as follows.

                  (1) VOTING RIGHTS. The holders of the Preferred Shares shall be entitled to vote only upon the following issues: (a) any amendment to, repeal of, restatement of, or other modification of, the Articles of Incorporation of the Corporation; (b) any amendment to, repeal of, restatement of, or other modification of, the Regulations of the Corporation; (c) any proposed merger of the Corporation and any other corporation or other entity; (d) the dissolution of the Corporation; or (e) any other matter in which the General Corporation law of Ohio expressly requires a class vote by the holders of shares (voting or non-voting). In each such case, (i) the holders of the Preferred Shares shall be entitled to one vote per Preferred Share on each such matter submitted to a vote of the holders of Preferred Shares, and (ii) the action shall not be deemed to have been approved by the shareholders of the Corporation unless such action is approved by the holders of the Common Shares and by the unanimous vote of the holders of Preferred Shares. The holders of the Preferred Shares shall be entitled to one vote per Preferred Share on each matter submitted to a vote of the holders of Preferred Shares. Except as provided above in this paragraph
(B)(1), holders of Preferred Shares shall have no voting rights.

                                  Exhibit V1-5

                  (2) DIVIDENDS. Dividends may be paid on the Preferred Shares out of any assets legally available for the payment of dividends, but only when and as declared by the Board of Directors of the Corporation.

                  (3) LIQUIDATION PREFERENCE. Upon any dissolution, liquidation or winding up of the Corporation, either voluntarily or involuntarily, after payment or provision for payment of the debts and other liabilities of the Corporation, including the payment of all fees, taxes and other expenses incidental thereto, the holders of the Preferred Shares shall be entitled, before any distribution is made upon any Common Shares, to be paid an amount equal to One Hundred Dollars ($100.00) per Preferred Share, together with an amount equal to all declared and unpaid dividends (if any) thereon. In the event that the assets of the Corporation remaining after such payment or provision for payment of the debts and other liabilities of the Corporation are insufficient to permit such payment in full to the holders of the Preferred Shares, such holders shall be entitled to share pro rata in the distribution of such remaining assets of the Corporation. Written notice of such liquidation, dissolution or winding up, stating a payment date and the amount of the liquidation payment, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the date stated therein, to the holders of record of the Preferred Shares, such notice to be addressed to each such holder at the address that appears on the books of the Corporation. After the payment of the liquidation preference shall have been made in full to the holders of the Preferred Shares, the holders of the Preferred Shares shall be entitled to no further participation in the distribution of the assets of the Corporation and the remaining assets available for distribution shall be distributed among the holders of Common Shares.

                  (4) NO CONVERSION RIGHTS. No holder of the Preferred Shares shall have any right to convert Preferred Shares into Common Shares or any other security of the Corporation.

                  (5) NO MANDATORY REDEMPTION. The Corporation shall not be required to redeem any Preferred Shares and the holders of Preferred Shares shall not have the right to demand payment for the Preferred Shares by tendering the Preferred Shares to the Corporation.

                  FIFTH: Notwithstanding any other provision of these Articles of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the unanimous vote of the entire Board of Directors, including the Independent Director (as defined in Article Sixth of these Articles of Incorporation), do any of the following:

                  (i) engage in any business or activity other than as set forth in Article Third of these Articles of Incorporation;

                  (ii) create or incur any indebtedness, or assume or guaranty any indebtedness of any other entity, other than (A) indebtedness arising from the salaries, fees and expenses to its professional advisors and counsel, directors, officers and employees, (B) other indebtedness on account of incidentals or services supplied or furnished to the Corporation, and (C) in the ordinary course of the Corporation's business as set forth in Article Third of these Articles of Incorporation;

                                  Exhibit V1-6

                  (iii) dissolve or liquidate, in whole or in part, consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity other than in the ordinary course of the Corporation's business as set forth in Article Third of these Articles of Incorporation;

                  (iv) institute or participate in proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it or file a petition seeking, or consent to, reorganization, liquidation or relief under any applicable federal or state law relating to bankruptcy, insolvency, reorganization or dissolution, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take corporate action in furtherance of any such action;

                  (v) delete, amend, supplement, restate or otherwise modify any provision of these Articles of Incorporation;

                  (vi) amend, supplement, restate or otherwise modify any part of the Regulations of the Corporation relating to the Independent Director; or

                  (vii) increase or reclassify the shares of the Corporation or issue any additional shares of the Corporation.

                  Notwithstanding any other provision of these Articles of Incorporation or any provision of law that otherwise so empowers the Corporation, the Corporation shall not take any corporate action in connection with (a) any merger of the Corporation into, or consolidation or amalgamation of the Corporation with, any other person or entity or (b) any merger of any other person or entity into the Corporation unless all the following conditions are satisfied:

                  (1) the Corporation formed by such consolidation, amalgamation or merger (i) shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia,
(ii) shall have articles of incorporation or a certificate of incorporation containing provisions substantially similar to the provisions of Article Third of these Articles of Incorporation, and (iii) shall expressly assume the due and punctual payment and performance of all obligations of the Corporation in connection with all indebtedness of the Corporation;

                  (2) immediately after giving effect to such transaction, no default or event of default shall have occurred and be continuing under any agreement to which the Corporation is a party; and

                  (3) such action shall be authorized by (i) the unanimous vote of the shareholders of the Corporation entitled to vote thereon, including the holders of Preferred Shares and (ii) the unanimous vote of the entire Board of Directors, including the Independent Director.

                                  Exhibit V1-7

                  SIXTH: The Board of Directors of the Corporation shall include at least one (1) Independent Director. To the fullest extent permitted by applicable law, including the General Corporation Law of Ohio as in effect from time to time, the Independent Director's fiduciary duties with respect to any decision on any matter referred to in Article Fifth of these Articles of Incorporation shall be to the Corporation (including its creditors) rather than solely to the Corporation's shareholders. In furtherance of the foregoing, when voting on matters subject to the vote of the Board of Directors, including those matters specified in Article Fifth of these Articles of Incorporation, notwithstanding that the Corporation is not then insolvent, the Independent Director shall take into account the interests of the creditors of the Corporation as well as the interests of the Corporation.

                  For purposes of this Article Sixth, the following terms shall have the meanings set forth below:

                  (i) An "Independent Director" shall be an individual who: (A) is not and has not been an officer, employee or affiliate of the Corporation, Transferor, or any of their respective subsidiaries or affiliates within the five years immediately prior to such individual's appointment as an Independent Director, provided that such individual is currently not the recipient of compensation or other remuneration from Transferor or any of its subsidiaries or affiliates, including without limitation a pension or other retirement benefits, in an amount exceeding five percent (5%) of the gross revenues of such individual during the last calendar year; (B) is not (and is not affiliated with a company or a firm that is) a significant advisor or consultant to Transferor or any of its subsidiaries or affiliates within the five years immediately prior to such individual's appointment as an Independent Director; (C) is not affiliated with a significant supplier of Transferor or any of its subsidiaries or affiliates within the five years immediately prior to such individual's appointment as an Independent Director; (D) is not affiliated with a company of which Transferor or any of its subsidiaries and affiliates is a significant customer or supplier within the five years immediately prior to such individual's appointment as an Independent Director; (E) does not have significant personal services contract(s) with Transferor or any of its subsidiaries or affiliates within the five years immediately prior to such individual's appointment as an Independent Director; (F) is not affiliated with a tax-exempt entity that receives significant contributions from Transferor or any of its subsidiaries or affiliates within the five years immediately prior to such individual's appointment as an Independent Director; (G) is not and has not been at any time within the five years immediately prior to such individual's appointment as an Independent Director, or at any time thereafter while serving as an Independent Director, the beneficial owner of shares of any class, of the Corporation or the Originator (as defined in Receivables Sale Agreement) or any of their respective affiliates having general voting rights; (H) is not a spouse, parent, sibling or child of any person described by (A) through (G); (I) is not an officer, director or employee of, or a spouse, parent, sibling or child of an officer, director or employee of a major creditor of Transferor, or any of its subsidiaries or affiliates within the five years prior to such appointment as an Independent Director; and (J) has not served as a trustee in bankruptcy for Transferor or any of its affiliates or subsidiaries.

                                  Exhibit V1-8

                  (ii) An "affiliate" of a person, or a person "affiliated with," a specified person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person.

                  (iii) The term "control" (including the terms "controlling," "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power (A) to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, or (B) to vote five percent (5%) or more of the securities having ordinary voting power for the election of directors.

                  (iv) The term "person" shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person pursuant to
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                  (v) A "subsidiary" of Transferor shall mean any corporation a majority of the voting stock of which is owned, directly or indirectly, through one or more other subsidiaries, by Transferor.

                  (vi) A person shall be deemed to be, or to be affiliated with, a company or firm that is a "significant advisor or consultant to Transferor or any of its subsidiaries or affiliates" if such person received or would receive fees or similar compensation from Transferor or any of its subsidiaries or affiliates in excess of the lesser of (A) three percent (3%) of the consolidated gross revenues which Transferor and its subsidiaries received for the sale of their products and services during the last fiscal year of Transferor, (B) five percent (5%) of the gross revenues of the person during the last calendar year, if such person is a self-employed individual, and (C) five percent (5%) of the consolidated gross revenues received by such company or firm for the sale of its products and services during its last fiscal year, if the person is a company or firm; PROVIDED, HOWEVER, that director's fees and expense reimbursements shall not be included in the gross revenues of an individual for purposes of this determination.

                  (vii) A "significant customer of Transferor or any of its subsidiaries or affiliates" shall mean a customer from which Transferor and any of its subsidiaries or affiliates collectively in the last fiscal year of Transferor received payments in consideration for the products and services of Transferor and its subsidiaries and affiliates which are in excess of three percent (3%) of the consolidated gross revenues of Transferor and its subsidiaries during such fiscal year.

                  (viii) A "significant supplier of Transferor or any of its subsidiaries or affiliates" shall mean a supplier to which Transferor and any of its subsidiaries or affiliates collectively in the last fiscal year of Transferor made payments in consideration for the supplier's products and services in excess of three percent (3%) of the consolidated gross revenues of Transferor and its subsidiaries during such fiscal year.

                  (ix) Transferor or any of its subsidiaries and affiliates shall be deemed a "significant customer" of a company if Transferor and any of its subsidiaries and affiliates

                                  Exhibit V1-9
collectively were the direct source during such company's last fiscal year of in excess of five percent (5%) of the gross revenues which such company received from the sale of its products and services during such fiscal year.

                  (x) Transferor or any of its subsidiaries and affiliates shall be deemed a "significant supplier" of a company if Transferor and any of its subsidiaries or affiliates collectively received in such company's fiscal year payments from such company in excess of five percent (5%) of the gross revenues which such company received during such fiscal year for the sale of its products and services.

                  (xi) A person shall be deemed to have "significant personal services contract(s) with Transferor or any of its subsidiaries or affiliates" if the fees and other compensation received by the person pursuant to personal services contract(s) with Transferor and any of its subsidiaries or affiliates exceeded or would exceed five percent (5%) of such person's gross revenues during the last calendar year.

                  (xii) A tax-exempt entity shall be deemed to receive "significant contributions from Transferor or any of its subsidiaries or affiliates" if such tax-exempt entity received during its last fiscal year, or expects to receive during its current fiscal year, contributions from Transferor or its subsidiaries or affiliates in excess of the lesser of (A) three percent (3%) of the consolidated gross revenues of Transferor and its subsidiaries during such fiscal year and (B) five percent (5%) of the contributions received by the tax-exempt entity during such fiscal year.

                  (xiii) A person shall be deemed to be a "major creditor of Transferor or any of its subsidiaries or affiliates" if it is a financial institution to which Transferor, or such subsidiary or such affiliate, owes outstanding indebtedness for borrowed money in a sum sufficiently large as would reasonably be expected to influence the judgment of such person adversely to the interests of the Corporation when its interests are adverse to Transferor or any of its subsidiaries or its affiliates.

                  SEVENTH: The Corporation shall not, without the prior written consent of the Independent Director, amend, alter, change, restate, repeal or otherwise modify any Article of these Articles of Incorporation. Subject to this Article Seventh, the Corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all the provisions of these Articles of Incorporation and all rights and powers conferred in these Articles of Incorporation on shareholders, directors and officers are subject to this reserved power.

                  EIGHTH:  The Corporation shall at all times:

                  (a) clearly identify the Corporation's offices (by signage or otherwise) and to the extent any of the Corporation's offices are located in the offices of Transferor or any affiliate of Transferor, pay fair market rent for its office space located in the offices of Transferor or any affiliate of Transferor and a fair share of any overhead costs;

                                 Exhibit V1-10

                  (b) maintain the Corporation's books, financial statements, accounting records and other corporate documents and records separate from those of Transferor or any other entity;

                  (c) except as otherwise contemplated by the transactions permitted by Article Third of these Articles of Incorporation, maintain the funds and other assets of the Corporation separate from, and not commingled with, those of Transferor or any other entity and only maintain bank accounts or other depository accounts to which the Corporation alone is the account party, into which the Corporation alone make deposits and from which the Corporation alone (or its assign) has the power to make withdrawals;

                  (d) maintain the Corporation's books of account and payroll (if any) separate from those of Transferor or any affiliate of Transferor;

                  (e) separately manage the Corporation's liabilities from those of Transferor or any affiliates of Transferor and pay its own liabilities, including all administrative expenses, from its own separate assets, and to the extent any expenses are shared with Transferor, allocate such shared expenses (including without limitation telephone, utility and all other overhead expenses) on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use and, the Corporation shall reimburse Transferor for its allocable portion of shared expenses paid by Transferor;

                  (f) pay from the Corporation's assets all obligations and indebtedness of any kind incurred by the Corporation;

                  (g) act solely in its corporate name and through its own authorized officers and agents and, require that all full-time employees of the Corporation, if any, identify themselves as such and not as employees of Transferor, including, without limitation, by means of providing such employees with business or identification cards which identify such employees as the Corporation's employees;

                  (h) maintain a separate telephone number, which will be answered only in the name of the Corporation and separate stationery, invoices and checks only in the name of the Corporation;

                  (i) conduct all transactions with Transferor and the Servicer (as defined in the Receivables Sale Agreement) and their respective subsidiaries and affiliates strictly on an arm's length basis;

                  (j) maintain the Corporation's assets such that the assets are readily identifiable as assets of the Corporation and not those of Transferor or any other entity;

                  (k) not permit the Corporation to be named as an insured on the insurance policy covering the property of Transferor and its other subsidiaries and affiliates, or enter into an agreement with the holder of such policy whereby in the event of a loss in connection with such property, proceeds are paid to the Corporation;

                                 Exhibit V1-11

                  (l) compensate all employees, consultants and agents directly, from the Corporation's bank accounts, for services provided to the Corporation by such employees, consultants and agents, and to the extent any employee, consultant or agent of the Corporation is also an employee, consultant or agent of Transferor, allocate the compensation of such employee, consultant or agent between the Corporation and Transferor on a basis which reflects the services rendered to the Corporation and Transferor; and

                  (m) prepare financial statements separate from those of Transferor and insure that any consolidated financial statements of Transferor or any affiliate thereof that include the Corporation have detailed notes clearly stating that the Corporation is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of the Corporation.

                  The Corporation shall abide by all corporate formalities, including the maintenance of current minute books, and the Corporation shall cause its financial statements to be prepared in accordance with generally accepted accounting principles in a manner that indicates the separate existence of the Corporation and its assets and liabilities, including, without limitation, marking or causing to be marked the consolidated financial statement of Transferor or any affiliate of Transferor that include the Corporation and that are filed with the Securities and Exchange Commission or any other governmental agency, with notes that clearly state that the Corporation is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of the Corporation. The Corporation shall not assume the liabilities of Transferor or any affiliate of Transferor, and shall not guarantee the liabilities of Transferor or any affiliates of Transferor. The officers and directors of the Corporation (as appropriate) shall make decisions with respect to the business and daily operations of Corporation independent of and not dictated by Transferor or any affiliate of Transferor.

                  NINTH: The Corporation, by action of its board of directors, may purchase its own shares at any time and from time-to-time to the extent permitted by law.

                  TENTH: No holder of any shares of any class of the Corporation shall have any pre-emptive rights to subscribe for or to purchase any shares of the Corporation of any series or class, whether now or hereafter authorized.

                  IN WITNESS WHEREOF, the undersigned incorporator has signed these Articles of Incorporation on this 1st day of May, 2000.

                  -------------------------------
                  _________________, Incorporator


                                 Exhibit V1-12

                                               ANNEX B TO SUBSCRIPTION AGREEMENT
                                               ---------------------------------
                                                   [REGULATIONS (I.E., BY-LAWS)]

                                   REGULATIONS

                                       OF

                         OMNOVA RECEIVABLES CORPORATION

                               (THE "CORPORATION")

                                    ARTICLE I

                                  SHAREHOLDERS

                  Section 1.1. PLACE OF MEETINGS. Meetings of shareholders, whether annual or special, shall be held at such place within or outside of the State of Ohio as shall be determined by the Board of Directors. In the absence of such determination, meetings shall be held at the principal office of the OMNOVA Receivables Corporation (the "Corporation").

                  Section 1.2. ANNUAL MEETING. The annual meeting of shareholders of the Corporation shall be held on such date within the four months following the close of the Corporation's fiscal year as shall be designated by the Board of Directors. In the absence of such designation, the annual meeting shall be held at 2:00 P.M. on the third Wednesday of the fourth month following the close of the Corporation's fiscal year if not a legal holiday, and, if a legal holiday, then on the next day not a legal holiday. At the annual meeting, directors shall be elected, reports of the affairs of the Corporation shall be considered, and such other business shall be transacted as may properly be brought before the meeting.

                  Section 1.3. SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time by any of the following:

                  (a) The Chairman of the Board or the President, or in case of the President's absence, death or disability, the Vice President authorized to exercise the President's authority;

                  (b) The Board of Directors by action at a meeting or by a majority of the directors acting without a meeting; or

                  (c) At the request of persons holding twenty-five percent (25%) of all outstanding shares entitled to vote.

                  Upon the receipt of a request in writing for a special meeting that states the purpose or purposes of the meeting and is delivered either in person or by registered mail to the President or the Secretary by any person(s) entitled to call a meeting of shareholders, such officer shall promptly give notice of such meeting as provided in Section 1.5 hereof. If such notice is not given within fifteen (15) days after the delivery or making of such request, the person(s)

                                 Exhibit V1-13
calling the meeting may fix the time of meeting and give notice thereof as provided in Section 1.5 hereof or cause such notice to be given by any designated representative.

                  Section 1.4. ACTIONS WITHOUT MEETING. Any action that may be authorized or taken at a meeting of the shareholders may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the shareholders who would be entitled to vote at a meeting of the shareholders held for such purpose, which writing or writings shall be filed with or entered upon the records of the Corporation.

                  Section 1.5. NOTICE OF MEETINGS. Written notice of each meeting of shareholders, stating the time, place and purposes of the meeting, shall be given not less than seven (7) nor more than sixty (60) days before the date of the meeting by or at the direction of the President, the Secretary or any other person required or permitted by these Regulations to give the notice. When one or more of the purposes of the meeting is a vote on a matter in which the holders of voting preferred shares, One Hundred Dollars ($100.00) par value per share (the "Preferred Shares") are entitled to a vote under Article Fourth of the Corporation's Articles of Incorporation, notice of the meeting shall be given to the holders of Preferred Shares and the holders of common shares, without par value (the "Common Shares"). In all other cases, such notice shall be given only to the holders of Common Shares. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at the meeting.

                  Section 1.6. WAIVER OF NOTICE. Notice of the time, place and purposes of any meeting of shareholders may be waived in writing by any shareholder, either before or after the holding of such meeting. Such writing shall be filed with or entered upon the records of the meeting. The attendance of any shareholder at any meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice shall also be deemed to be a waiver by the shareholder of notice of the meeting.

                  Section 1.7. QUORUM. The holders of a majority of the shares of each class of shares of the Corporation entitled to vote on the matters to be presented at such meeting of shareholders, present in person or by proxy, shall constitute a quorum at such meetings. The presence of the holders of a majority of the Preferred Shares shall be required for a quorum to be present only when an issue is to be presented which requires the approval of the holders of Preferred Shares. If a quorum is not present at a meeting of the shareholders, those shareholders present in person or by proxy and entitled to vote at the meeting shall have the power to adjourn the meeting without notice other than announcement at the meeting of the place, date and hour of the adjourned meeting, until a quorum is present in person or by proxy at the adjourned meeting. At an adjourned meeting at which a quorum is present in person or by proxy, the Corporation may transact any business which might have been transacted at the original meeting.

                  Section 1.8. VOTING. When a quorum is present at any meeting, except as otherwise expressly required by statute, the Articles of Incorporation or these Regulations, a majority of the votes cast by the holders of Common Shares at a meeting of shareholders shall

                                 Exhibit V1-14
control. Unless the express terms of any class of shares provide otherwise, each share shall entitle the holder of such share to one vote upon each matter properly submitted to the shareholders for their vote at a meeting of shareholders.

                  Section 1.9. PROXIES. Persons entitled to vote shares or to act with respect to shares may vote or act in person or by proxy. The person appointed as a proxy need not be a shareholder. A proxy must be appointed in a writing signed by the shareholder. No appointment of a proxy is valid after the expiration of eleven (11) months after it is made, unless the writing specifies the date on which it is to expire or the length of time for which it is to continue in force. Every appointment of a proxy shall be revocable, unless the appointment is coupled with an interest.

                                   ARTICLE II

                                    DIRECTORS

                  Section 2.1. GENERAL POWERS. All of the authority of the Corporation shall be exercised by or under the direction of the Board of Directors, subject to limitations imposed by law, the Articles of Incorporation or these Regulations.

                  Section 2.2. NUMBER AND ELECTION. The election of directors shall take place at the annual meeting of shareholders or at a special meeting called for that purpose. If there is only one shareholder, there shall be at least one director. If there are only two shareholders, there shall be at least two directors. If there are three or more shareholders, there shall be at least three directors. The number of directors may be fixed or changed by the affirmative vote of a majority of shareholders represented and entitled to vote at any meeting of the shareholders called for the purpose of electing directors at which a quorum is present. The Board of Directors shall, at all times, include at least one (1) Independent Director (as defined in the Articles of Incorporation).

                  Section 2.3. TERMS OF DIRECTORS. Each director shall hold office until the next annual meeting of the shareholders, or in the absence of an annual meeting until the next special meeting of the shareholders at which directors are elected, and until such director's successor is elected, or until such director's earlier resignation, removal from office or death.

                  Section 2.4. PLACE OF MEETINGS. All meetings of the Board of Directors shall be held at the principal office of the Corporation or at such place within or outside the State of Ohio as may be designated from time to time by a majority of the directors, or as may be designated in the notice or in the waiver of notice of such meeting.

                  Section 2.5. ORGANIZATIONAL MEETINGS. An organizational meeting of the Board of Directors may be held, without call or notice, immediately following each annual meeting of the shareholders of this corporation or at such alternative time as may be provided in a notice of meeting.

                                 Exhibit V1-15

                  Section 2.6. OTHER MEETINGS; NOTICE. Other meetings of the Board of Directors may be held at any time on the call of the Chairman of the Board, the President, any Vice President or any two directors. Written notice of any such meeting, unless waived, shall be given not less than two (2) days prior to the day of the meeting. The notice shall state the time and place, but need not state the purposes of the meeting. If the Secretary fails or refuses to give such notice promptly, the notice may be given by the person who called the meeting. Notice of adjournment of a meeting of the Board of Directors need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

                  Section 2.7. WAIVER OF NOTICE. Notice of the time and place of any meeting of the Board of Directors may be waived in writing, either before or after the meeting takes place, by any director, which writing shall be filed with or entered upon the records of the meeting. The attendance of any director at any meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed to be a waiver by such director of notice of the meeting.

                  Section 2.8. QUORUM. A majority of the whole authorized number of directors is necessary to constitute a quorum for a meeting of the Board of Directors, except that a majority of the directors in office constitutes a quorum for filling a vacancy in the Board of Directors. The act of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors, except as otherwise provided by law, the Articles of Incorporation or these Regulations.

                  Section 2.9. TELEPHONIC MEETINGS. Meetings of the directors may be held by means of any communications equipment if all persons participating can hear each other, and participation in a meeting in such manner shall constitute presence at such meeting.

                  Section 2.10. ACTIONS WITHOUT MEETING. Any action that may be authorized or taken at a meeting of the Board of Directors of the Corporation may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the directors, which writing or writings shall be filed with or entered upon the records of the Corporation.

                  Section 2.11. VACANCIES. All vacancies in the Board of Directors, whether caused by resignation, death or removal of any director, or by the failure of the shareholders at any time to elect the whole authorized number of directors, may be filled by a majority of the remaining directors. A director thus elected to fill any vacancy shall hold office for the unexpired term of such director's predecessor.

                  Section 2.12.  EXECUTIVE AND OTHER COMMITTEES.

                  (a) The Board of Directors may create an executive committee or other committees of no fewer than three member directors. Such committees shall have and may exercise such powers of the Board of Directors in the management of the Corporation as may be conferred or authorized by the resolutions appointing them; however, no committee shall have

                                 Exhibit V1-16
the power to fill vacancies among the directors or in any committee. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge any such committee.

                  (b) Such committees shall act only during the intervals between meetings of the Board of Directors and subject to the direction of the Board of Directors. Acts of any committee within the authority delegated to it shall be effective for all purposes as the act or authorization of the directors. A majority of the members of any committee may fix the time and place of its meetings. Committee members may participate at meetings by means of communications equipment if all participants can hear each other, and such participation shall constitute presence at the meeting. Such committees may act by a majority of their respective members at meetings or by a writing or writings signed by all members of such committee.

                  (c) No such committee shall have the authority of the Board of Directors in reference to:

                           (1) adopting an agreement of merger or consolidation;

                           (2) recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

                           (3) recommending to the shareholders a dissolution of the Corporation or a revocation of a dissolution;

                           (4) filing a voluntary proceeding in bankruptcy; or

                           (5) any action requiring the unanimous vote of the entire Board of Directors, including the Independent Director.

                                   ARTICLE III

                                    OFFICERS

                  Section 3.1. OFFICERS. The Board of Directors must elect a President, Secretary and Treasurer. It may also elect, in its discretion, a Chairman of the Board. The Board of Directors may appoint such Vice Presidents, and such other officers, assistant officers and agents as the Board of Directors may determine. All officers shall be elected by the directors, and they shall hold office for such period, with such authority and perform such duties as the Board of Directors may from time to time determine. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation or these Regulations to be executed, acknowledged or verified by two or more officers.

                  Section 3.2. ELECTION, TERM, ELIGIBILITY AND REMOVAL. The officers of the Corporation shall be elected annually by the Board of Directors at its annual meeting or at a

                                 Exhibit V1-17
special meeting held for such purpose. New or additional officers may be elected at any meeting of the Board of Directors. Each officer shall serve at the pleasure of the Board of Directors, and each officer shall hold office until his or her successor is chosen or until his or her death, resignation or removal. Only the Chairman of the Board need be a member of the Board of Directors. Any officer may be removed, with or without cause, by the Board of Directors without prejudice to the contract rights of such officer.

                  Section 3.3. VACANCIES. If any office shall become vacant by reason of death, resignation, removal or otherwise, the Board of Directors shall elect a successor to fill such office.

                  Section 3.4. CHAIRMAN OF THE BOARD. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors. He or she shall have such other powers and duties as the Board of Directors shall assign to him or her from time to time.

                  Section 3.5. THE PRESIDENT. Unless the Board of Directors determines otherwise, the President shall be the chief executive officer of the Corporation. He or she shall have executive authority to see that all orders and resolutions of the Board of Directors are carried into effect and, subject to the control vested in the Board of Directors by law, the Articles of Incorporation or by these Regulations, shall administer and be responsible for the management of the business and affairs of the Corporation. He or she shall preside at all meetings of the shareholders and in general shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board of Directors.

                  Section 3.6. VICE PRESIDENTS. In the absence of the President or in the event of his or her inability to act, the Vice President, if any (or in the event that there is more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in order of seniority), shall perform the duties of the President. When so acting, the Vice President shall have all the powers of and be subject to all restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

                  Section 3.7. THE SECRETARY.  The Secretary shall:

                  (a) keep the minutes of the meetings of the shareholders and of the Board of Directors;

                  (b) see that all notices are given according to the provisions of these Regulations and as required by law;

                  (c) be custodian of the records and of the seal, if any, of the Corporation and see that the seal or a facsimile or equivalent is affixed to or reproduced on all documents as may be required by law, the Articles of Incorporation, these Regulations or by contract;

                  (d) have charge of the share register of the Corporation; and

                                 Exhibit V1-18

                  (e) in general, perform all duties incident to the office of Secretary and such other duties as are provided by these Regulations and as the Board of Directors or the President may assign to him or her from time to time.

                  Section 3.8. THE TREASURER.  The Treasurer shall:

                  (a) receive and be responsible for all funds of and securities owned or held by the Corporation and, in connection therewith, among other things: keep or cause to be kept full and accurate records and accounts for the Corporation; deposit or cause to be deposited to the credit of the Corporation all moneys, funds and securities so received in such bank or other depository as the Board of Directors or an officer designated by the Board of Directors may establish from time to time; and disburse or supervise the disbursement of the funds of the Corporation as may be properly authorized;

                  (b) render financial and other appropriate reports on the condition of the Corporation at any meeting, or from time to time whenever the Board of Directors or the President may require; and

                  (c) in general, perform all the duties incident to the office of Treasurer and such other duties as the President or Board of Directors may assign to him or her from time to time.

                  Section 3.9. BONDS. If the Board of Directors shall so require, any officer or agent of the Corporation shall give a bond to the Corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of his or her duties.

                  Section 3.10. DELEGATION OF DUTIES. In case of the absence of any officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors may, for such time as the Board of Directors determines, delegate powers and duties of such officer to any other officer or to any director.

                                   ARTICLE IV

                                     SHARES

                  Section 4.1. SHARE CERTIFICATE. Certificates for shares of the Corporation shall be in such form and style as the Board of Directors may determine, and each certificate shall set forth the following:

                  (a) the name of the Corporation and that the Corporation is organized under the laws of the State of Ohio;

                  (b) the name of the holder of the shares represented by the certificate;

                  (c) the number and class (or series of any class) represented by such certificate;

                                 Exhibit V1-19

                  (d) the par value of each share represented by such certificate or a statement that such shares are without par value; and

                  (e) any restrictions upon transfer of the shares represented by such certificate.

                  Certificates for shares of the Corporation shall be numbered serially for each class of shares (or series thereof) as they are issued, and shall be signed by the Chairman of the Board, the President or a Vice President, and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer. When the certificate is countersigned by an incorporated transfer agent or registrar, the signature of any officer may be facsimile, engraved, stamped or printed.

                  Section 4.2. UNCERTIFICATED SHARES. The Board of Directors may provide by resolution that some or all of any or all classes and series of shares of the Corporation shall be uncertificated shares, provided that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation as provided in division (B) of
Section 1308.43 of the Ohio Revised Code, and that such resolution shall not apply to a certificated security issued in exchange for an uncertificated security as provided in division (C) of Section 1308.43 of the Ohio Revised Code. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner a written notice containing the information described in Section 4.1 hereof. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

                  Section 4.3. TRANSFER OF SHARES. Subject to any restrictions imposed pursuant to Section 4.1(e) of this Article IV, shares of the Corporation shall be transferable on the books of the Corporation by their holder, in person or by his agent or attorney, upon surrender or cancellation of the certificates representing those shares. As against the Corporation, a transfer of shares can be made only on the books of the Corporation and in the manner hereinabove provided, and the Corporation shall be entitled to treat the holder of any share registered on the books of the Corporation as the owner. The corporation shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it has express or other notice, save as expressly provided by Ohio General Corporation Law.

                  Section 4.4. RECORD DATE. The Board of Directors may fix a record date (a) to determine the shareholders entitled to notice of or to vote at any meeting or adjourned meeting of shareholders, (b) to express consent to corporate action in writing without a meeting, (c) to receive payment of any dividend or other distribution or allotment of any rights, (d) to exercise any rights in respect of any change, conversion or exchange of shares, or (e) for the purpose of any other lawful action. The record date shall not be earlier than the date on which the record date is fixed and shall not be more than sixty
(60) days before the date of such meeting or consent, the date fixed for payment of such dividend or distribution or allotment, the date fixed for exercise or receipt of such rights, or the date of such other action, as the case may be.

                                 Exhibit V1-20

                  If no record date is fixed:

                  (i) the record date for determining the shareholders entitled to receive notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                  (ii) the record date for determining the shareholders entitled to express their consent to corporate action in writing without a meeting, when prior action by the Board of Directors is necessary, shall be the day on which the first written consent is duly executed.

                  (iii) the record date for determining the shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  A determination of the shareholders of record entitled to receive notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

                  Section 4.5. LOST CERTIFICATE. Any shareholder claiming that a certificate for shares has been lost, stolen or destroyed may make an affidavit or affirmation of the fact. Subject to any requirement established by the Board of Directors, a new certificate may be issued of the same tenor and representing the same number, class or series of shares, or any combination thereof, as were represented by the certificate alleged to have been lost, stolen or destroyed.

                                    ARTICLE V

                                 INDEMNIFICATION

                  The Corporation shall indemnify its officers and directors to the full extent permitted by the General Corporation Law of Ohio. The Corporation may, to such extent and in such manner as is determined by the Board of Directors, but in no event to an extent greater than is permitted by the General Corporation Law of Ohio, indemnify any employees or agents of the Corporation permitted to be indemnified by provisions of the General Corporation Law of Ohio.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  Section 6.1. FISCAL YEAR. The fiscal year of the Corporation shall end on such date as the Board of Directors may determine from time to time. In the absence of such a determination, the fiscal year shall end on the 30th day of November.

                  Section 6.2. NOTICE. Whenever provisions of law, the Articles of Incorporation or these Regulations require notice to be given to any director or shareholder, personal or hand delivery of such notice shall not be required. Any such notice may be given in writing, by mail

                                 Exhibit V1-21

(by deposit in a post office or letter box, in an envelope with postage affixed), by courier, by overnight package delivery, by telegraph or by telecopier, in any case addressed to such director or shareholder at such address as appears on the records of the Corporation. Notice given by any one of the above methods shall be sufficient, and the method of giving notice to all directors or to all shareholders, as the case may be, need not be uniform. If otherwise permitted by these Regulations, notice to directors may also be given by telephone call. Such notice shall be deemed to be given at the time when it is so mailed, or delivered to a courier, an overnight package delivery company or a telegraph company, or, in the case of a telecopy, when transmission has been confirmed. In computing the period of time for the giving of notice, the day on which notice is given shall be excluded, and the day when the act for which notice is given is to be done is included, unless the instrument calling for the notice otherwise provides.

                                   ARTICLE VII

                                      SEAL

                  A corporate seal shall not be required. If the Board of Directors elects to provide a seal, failure to affix such seal to any document shall not affect the validity thereof.

                                  ARTICLE VIII

                                    AMENDMENT

                  These Regulations may be altered, amended or repealed, or new Regulations may be adopted: (i) at any annual or special meeting of the shareholders called for that purpose, by the affirmative vote of both (A) the holders of Common Shares entitling them to exercise a majority of the voting power of the Common Shares of the Corporation on the proposal and (B) by the unanimous vote of the holders of the Preferred Shares; or (ii) without a meeting by the written consent of both (A) the holders of all of the Corporation's Common Shares and (B) all of the holders of the Preferred Shares; provided however that any alteration, amendment, or repeal of any part of these Regulations relating to the Independent Director must be approved by in compliance with the Corporation's Articles of Incorporation.


                                 Exhibit V1-22

                                   EXHIBIT VII
                                   -----------

                            FORM OF SUBORDINATED NOTE
                            -------------------------


                                SUBORDINATED NOTE

                                                                     May 1, 2000

         1. NOTE. FOR VALUE RECEIVED, the undersigned, OMNOVA Receivables Corporation, an Ohio corporation ("SPV"), hereby unconditionally promises to pay to the order of OMNOVA Solutions Inc., an Ohio corporation ("OMNOVA"), in lawful money of the United States of America and in immediately available funds, on the date following the Purchase Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold under the "Sale Agreement" referred to below has been permanently reduced to zero and (ii) OMNOVA has paid to the Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchases (the "COLLECTION DATE"), the aggregate unpaid principal sum outstanding of all "SUBORDINATED LOANS" made from time to time by OMNOVA to SPV pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of May 1, 2000 between OMNOVA and SPV (as amended, restated, supplemented or otherwise modified from time to time, the "SALE AGREEMENT"). Reference to SECTION 1.2 of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

         2. INTEREST. SPV further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to 8.0% per annum; PROVIDED, HOWEVER, that if SPV shall default in the payment of any principal hereof, SPV promises to pay, on demand, interest at the rate of 10.0% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; PROVIDED, HOWEVER, that SPV may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

         3. PRINCIPAL PAYMENTS. OMNOVA is authorized and directed by SPV to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by SPV, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; PROVIDED that neither the failure of

                                 Exhibit VII-1

OMNOVA to make any such entry or any error therein shall expand, limit or affect the obligations of SPV hereunder.

         4. SUBORDINATION. The indebtedness evidenced by this Subordinated Note is subordinated to the prior payment in full of all of SPV's recourse obligations under that certain Receivables Purchase Agreement dated as of May 1, 2000 by and among SPV, OMNOVA, as Servicer, various "Purchasers" from time to time party thereto, and Bank One, NA, as the "Agent" (as amended, restated, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their respective assignees (collectively, the "SENIOR CLAIMANTS") under the Purchase Agreement. Until the date on which all "Capital" outstanding under the Purchase Agreement has been repaid in full and all other obligations of SPV and/or the Servicer thereunder and under the "Fee Letter" referenced therein (all such obligations, collectively, the "SENIOR CLAIM") have been indefeasibly paid and satisfied in full, OMNOVA shall not demand, accelerate, sue for, take, receive or accept from SPV, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; PROVIDED, HOWEVER, that (a) OMNOVA hereby agrees that it will not institute against SPV any proceeding of the type described in SECTION 5.1(d) of the Sale Agreement unless and until the Collection Date has occurred and (b) nothing in this paragraph shall restrict SPV from paying, or OMNOVA from requesting, any payments under this Subordinated Note so long as SPV is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the funds used for such payments to any of the Senior Claimants and FURTHER PROVIDED that the making of such payment would not otherwise violate the terms and provisions of the Purchase Agreement. Should any payment, distribution or security or proceeds thereof be received by OMNOVA in violation of the immediately preceding sentence, OMNOVA agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

         5. BANKRUPTCY; INSOLVENCY. Upon the occurrence of any proceeding of the type described in SECTION 5.1(d) of the Sale Agreement involving SPV as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of Capital and the Senior Claim (including "CP COSTS" and "YIELD" as defined and as accruing under the Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such CP Costs or Yield is an allowable claim in any such proceeding) before OMNOVA is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of SPV of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or

                                 Exhibit VII-2
liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

         6. AMENDMENTS. This Subordinated Note shall not be amended or modified except in accordance with SECTION 7.1 of the Sale Agreement. The terms of this Subordinated Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Purchasers.

         7. GOVERNING LAW. THIS SUBORDINATED NOTE HAS BEEN MADE AND DELIVERED AT FAIRLAWN OHIO, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF OHIO. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.

         8. WAIVERS. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. OMNOVA additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

         9. ASSIGNMENT. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party (other than OMNOVA) without the prior written consent of the Agent, and any such attempted transfer shall be void.

                                       OMNOVA RECEIVABLES CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                 Exhibit VII-3

                                    Schedule
                                       to
                                SUBORDINATED NOTE

                  SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

                              Amount of          Amount of             Unpaid
                            Subordinated          Principal            Principal              Notation
        Date                    Loan               Paid                Balance                Made by
        ----                    ----               ----                -------                -------


                                 Exhibit VII-4

                                   SCHEDULE A
                                   ----------

                       DOCUMENTS TO BE DELIVERED TO BUYER
         ON OR PRIOR TO THE INITIAL PURCHASE (EXCEPT AS OTHERWISE NOTED)

1. Receivables Sale Agreement dated as of May 1, 2000 (the "SALE AGREEMENT") by and between OMNOVA Solutions Inc., an Ohio corporation ("OMNOVA"), as seller, and OMNOVA Receivables Corporation, an Ohio corporation ("ORC"), as buyer, together with the following schedules and exhibits attached thereto:

                  EXHIBIT I                 Definitions
                  EXHIBIT II                Chief Executive Office; Places of Business; Locations of
                                            Records; Federal Employer Identification Number(s);
                                            Other Names
                  EXHIBIT III               Lock-Boxes; Collection Accounts; Collection Banks
                  EXHIBIT IV                Form of Compliance Certificate
                  EXHIBIT V                 Credit and Collection Policy
                  EXHIBIT VI                Form of Subscription Agreement
                                            Annex A  Articles of Incorporation
                                            Annex B  Regulations (i.e., By-Laws)
                  EXHIBIT VII               Form of Subordinated Note
                  SCHEDULE A                Documents to be Delivered to the Buyer on or prior to the
                                            Initial Purchase

2.       Subordinated Note dated May 1, 2000 executed by ORC in favor of OMNOVA.

3. Investor's Representations and Subscription Agreement dated as of May 1, 2000 between OMNOVA and ORC.

4. Investor's Representations and Subscription Agreement dated as of May 1, 2000 between Douglas K. Johnson and ORC.

5. Receivables Purchase Agreement, dated as of May 1, 2000 (the "PURCHASE AGREEMENT"), among ORC, as seller, OMNOVA, as initial servicer, Falcon Asset Securitization Corporation, the Financial Institutions party thereto and Bank One, NA, as Agent (the "AGENT"), together with the following schedules and exhibits attached thereto:

                  EXHIBIT I                 Definitions
                  EXHIBIT II                Form of Purchase Notice
                  EXHIBIT III               Places of Business of the Seller Parties; Locations of Records;
                                            Federal Employer Identification Number
                  EXHIBIT IV                Names of Collection Banks; Collection Accounts
                  EXHIBIT V                 Form of Compliance Certificate
                  EXHIBIT VI                Form of Collection Account Agreement

                                  Schedule A-1

                  EXHIBIT VII               Form of Assignment Agreement
                  EXHIBIT VIII              Credit and Collection Policy
                  EXHIBIT IX                Form of Contract(s)
                  EXHIBIT X                 Form of Monthly Report
                  EXHIBIT XI                Names
                  SCHEDULE A                Commitments
                  SCHEDULE B                Closing Documents

6.       Fee Letter dated May 1, 2000 between the Agent and ORC.

7. Shareholders Agreement dated as of May 1, 2000 by and among OMNOVA, Douglas K. Johnson and ORC.

8. Certificate of a Secretary or Assistant Secretary of ORC certifying as to (i) an attached copy of resolutions adopted by the Sole Director of ORC approving the delivery and performance of the Sale Agreement, Purchase Agreement and related documents, (ii) an attached copy of ORC's Articles of Incorporation, (iii) an attached copy of ORC's Regulations, (iv) an attached copy of a Certificate of Good Standing from the Secretary of State of Ohio regarding ORC, and (v) the names, title and specimen signatures of ORC's officers authorized to execute and deliver the Sale Agreement, Purchase Agreement and related documents.

9. Certificate of a Secretary or Assistant Secretary of OMNOVA certifying as to (i) an attached copy of resolutions adopted by the Board of Directors of OMNOVA approving the delivery and performance of the Purchase Agreement, Sale Agreement and related documents, (ii) an attached copy of OMNOVA's Articles of Incorporation, (iii) an attached copy of OMNOVA's Regulations, (iv) an attached copy of a Certificate of Good Standing from the Secretary of State of Ohio regarding OMNOVA and
         (v) the names, title and specimen signatures of OMNOVA's officers authorized to execute and deliver the Purchase Agreement, Sale Agreement and related documents.

10. Original Certificate of Good Standing of ORC from the Secretary of State of Ohio dated within 15 days prior to May 1, 2000.

11. UCC-1 Financing Statement naming OMNOVA as debtor, ORC as secured party and Bank One, NA, as Agent, as assignee, filed with the Secretary of State of Ohio on or prior to May 1, 2000.

12. UCC-1 Financing Statement naming OMNOVA as debtor, ORC as secured party and Bank One, NA, as Agent, as assignee, filed with the Recorder of Summit County, Ohio on or prior to May 1, 2000.

13. UCC-1 Financing Statement naming ORC as debtor and Bank One, NA, as Agent, as secured party, filed with the Secretary of State of Ohio on or prior to May 1, 2000.

                                  Schedule A-2

14. UCC-1 Financing Statement naming ORC as debtor and Bank One, NA, as Agent, as secured party, filed with the Recorder of Summit County, Ohio on or prior to May 1, 2000.

15. Post-filing UCC lien searches against OMNOVA and ORC from the Secretary of State of Ohio and Recorder of Summit County, Ohio. [to be delivered post-closing]

16. Lock-Box Account Agreement with Bank One, as Collection Bank, with respect to lockbox no. 3549 and Collection Account no. 362776654.

17. Lock-Box Account Agreement with National City Bank, as Collection Bank, with respect to lockbox no. 931306 and Collection Account no. 2243348.

18. Lock-Box Account Agreement with Mellon Bank, as Collection Bank, with respect to lockbox nos. 7777-W5025, LA 21008, AT 40028 and 360553M and Collection Account No. 006-5218.

19. Opinion of Frost & Jacobs LLP with respect to true sale and non-consolidation matters.

20. Opinion of Frost & Jacobs LLP with respect to UCC and corporate matters.

21.      Monthly Report as of March 31, 2000.

22. Original Certificate of Good Standing of OMNOVA from the Secretary of the Commonwealth of Massachusetts dated on or within 15 days after May 1, 2000. [to be delivered post-closing].



                                  Schedule A-3